                                                                   EXHIBIT 99.2

                             MICROS SYSTEMS, INC.
         PROFORMA CONDENSED COMBINED BALANCE SHEET-SEPTEMBER 30, 1995
                      (UNAUDITED - DOLLARS IN THOUSANDS)


                                                         HISTORICAL       HISTORICAL         PROFORMA             COMPANY
ASSETS                                                 MICROS SYSTEMS      FIDELIO  (a)   ADJUSTMENTS            PROFORMA
                                                       --------------      -------        -----------            --------
CASH/SHORT TERM INVESTMENTS                                    24,651       1,018              (1,718)  (b)        16,173
                                                                                               (7,778)  (d)

ACCOUNTS RECEIVABLE, NET                                       28,516      13,468              (1,219)  (f)        40,765
INVENTORIES                                                    14,136         907                 (75)  (e)        14,968
PREPAID EXPENSES & OTHER CURRENT ASSETS                         6,089       3,031              (1,074)  (b)         8,046
                                                  -------------------   ---------    -----------------      -------------
TOTAL CURRENT ASSETS                                           73,392      18,424             (11,864)             79,952

PROPERTY, PLANT AND EQUIPMENT, NET                             11,381       2,615                                  13,996
OTHER ASSETS                                                    1,506         524                                   2,030
DEFERRED INCOME TAXES                                                                            6,647  (g)         6,647
INVESTMENTS IN AFFILIATES & RELATED GOODWILL                    8,287       4,059              (3,513)  (c)        19,671
                                                                                                14,838  (d)
                                                                                               (4,000)  (d)

CAPITALIZED SOFTWARE COSTS & OTHER INTANGIBLES                  4,239       2,789                  840  (d)        10,658
                                                                                                 1,190  (d)
                                                                                                 1,600  (d)

PURCHASED  INCOMPLETE SOFTWARE TECHNOLOGY                                                       14,770  (d)            --
                                                                                              (14,770)  (g)
                                                  -------------------   ---------    -----------------      -------------
TOTAL ASSETS                                                   98,805      28,411                5,738            132,954
                                                  ===================   =========    =================      =============

LIABILITIES AND SHAREHOLDERS' EQUITY

ACCOUNTS PAYABLE/ACCRUED EXPENSES                              27,015       4,754              (1,219)  (f)        30,550
CURRENT PORTION OF LONG TERM DEBT                                 382         154               20,742  (d)        21,278
SHAREHOLDERS LOANS                                                  -       2,792              (2,792)  (b)             -
OTHER CURRENT LIABILITIES                                       6,749      13,289                1,640  (d)        21,678
                                                  -------------------   ---------    -----------------      -------------
TOTAL CURRENT LIABILITIES                                      34,146      20,989               18,371             73,506

LONG TERM DEBT, NET OF CURRENT PORTION                          6,163       2,585                                   8,748

NON CURRENT LIABILITIES                                             -           -                                       -
DEFERRED INCOME TAXES PAYABLE                                     933         922                (922)  (d)           933
MINORITY INTEREST                                                 421         402                                     823
                                                  -------------------   ---------    -----------------      -------------
TOTAL LIABILITIES                                              41,663      24,898               17,449             84,010

COMMON STOCK                                                      197         138                (138)  (c)           197
CAPITAL IN EXCESS OF PAR                                       15,031           -                    -             15,031
RETAINED EARNINGS                                              40,656       3,325              (3,325)  (c)        32,458
                                                                                               (8,124)  (g)
                                                                                                  (75)  (e)
ACCUMULATED FOREIGN CURRENCY TRANSLATION
  ADJUSTMENTS                                                   1,258          50                 (50)  (c)         1,258
                                                  -------------------   ---------    -----------------      -------------
TOTAL SHAREHOLDERS' EQUITY                                     57,142       3,513             (11,712)             48,944

                                                  -------------------   ---------    -----------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     98,805      28,411                5,738            132,954
                                                  ===================   =========    =================      =============


MICROS SYSTEMS, INC.
BALANCE SHEET - PROFORMA ADJUSTMENT NOTES


(a) Statement of financial position (unaudited) of Fidelio at September 30, 1995 has been translated into U.S. dollars using the exchange rate at DM .6830 to $1 U.S., the rate in effect at that date. Historical Fidelio amounts include the proforma effects of its acquisition of Executive Technologies which occurred in October 1995

(b) Represents the repayment and elimination of shareholder loans

(c) Eliminate equity of Fidelio

(d) The purchase of Fidelio is reflected:

      Cash paid                                 (7,778)
      Debt incurred                            (20,742)
      Liabilities incurred                      (1,640)
      Fair value adjustments:
        Fidelio's goodwill                      (4,000)
        Fidelio's deferred taxes                   922
        Customer base                              840
        Trademarks                               1,190
        Capitalized software                     1,600
        Purchased incomplete                    14,770
                software technology
      Excess of purchase price over
        fair value of net assets acquired       14,838


(e) Represents the elimination of after-tax gross profit in inventory related to intercompany sales

(f) Eliminate intercompany payable/receivable

(g) Purchased incomplete software technology written off at time of acquisition is excluded from the proforma condensed statements of operations and reflected as a reduction of retained earnings, net of tax benefit, in the proforma condensed balance sheet.

                              MICROS SYSTEMS, INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1995
           (UNAUDITED - DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 HISTORICAL      HISTORICAL      PROFORMA           COMPANY
                                               MICROS SYSTEMS     FIDELIO (a)   ADJUSTMENTS        PROFORMA
                                               --------------     -------       -----------        --------
Revenues                                      $    112,021      $  50,232        $  (4,140)  (g)  $  158,113
Cost of Sales                                       56,263         23,642           (3,940)  (g)      76,071
                                                                                        106  (b)
                                              ------------      ---------        ------------   ------------
Gross Margin                                        55,758         26,590             (306)           82,042
Selling, general and administrative expense         32,817         19,907                             52,724
Research and development expenses                    4,758            320                              5,078
Purchased incomplete software technology (d)                                             --               --
Depreciation and amortization                        1,640          1,139             2,531  (c)       5,310
                                              ------------      ---------        ----------       ----------

Income from operations                              16,543          5,224           (2,837)           18,930

Non operating income (expense)                       1,133          (680)           (1,546)  (e)     (1,339)
                                                                                      (175)  (f)
                                                                                       (71)  (h)
                                              ------------      ---------        ----------       ----------
Income before taxes and equity in                   17,676          4,544           (4,629)           17,591
  net earnings of affiliates
Income taxes                                         6,175          2,392           (2,083)  (i)       6,484
                                              ------------      ---------        ----------       ----------

Income before equity in net earnings                11,501          2,152           (2,546)           11,107
  of affiliates

Equity in net earnings of affiliates                    77                               14  (j)          91
                                              ------------      ---------        ----------       ----------
Net income                                    $     11,578      $   2,152        $  (2,532)       $   11,198
                                              ============      =========        ==========       ==========

Net income per share                          $       1.46                                        $     1.41
                                              ============                                        ==========
Weighted average
  shares outstanding                                 7,952                                             7,952
                                              ============                                        ==========


                             MICROS SYSTEMS, INC.
                  PROFORMA CONDENSED STATEMENT OF OPERATIONS
                    THREE MONTHS ENDED SEPTEMBER 30, 1995
          (UNAUDITED - DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 HISTORICAL      HISTORICAL      PROFORMA           COMPANY
                                               MICROS SYSTEMS     FIDELIO (a)   ADJUSTMENTS        PROFORMA
                                               --------------     -------       -----------        --------
Revenues                                      $     32,360      $  16,212        $  (1,787)  (g)  $   46,785
Cost of Sales                                       16,399          8,986           (1,587)  (g)      23,795
                                                                                        (3)  (b)
                                              ------------      ---------        ----------       ----------
Gross Margin                                        15,961          7,226             (197)           22,990
Selling, general and administrative expense          9,560          4,862                             14,422
Research and development expenses                    1,368            131                              1,499
Purchased incomplete software technology (d)                                             --               --
Depreciation and amortization                          519            408               633  (c)       1,560
                                              ------------      ---------        ----------       ----------

Income from operations                               4,514          1,825             (830)            5,509

Non operating income (expense)                          77            (9)             (386)  (e)       (318)


                                              ------------      -------------    ----------       ----------
Income before taxes and equity in                    4,591          1,816           (1,216)            5,191
  net earnings of affiliates
Income taxes                                         1,627            626             (547)  (i)       1,706
                                              ------------      ---------        ----------       ----------

Income before equity in net earnings                 2,964          1,190             (669)            3,485
  of affiliates

Equity in net earnings of affiliates                   290              0             (383)  (j)        (93)
                                              ------------      ---------        ----------       ----------
Net income                                    $      3,254      $   1,190        $  (1,052)       $    3,392
                                              ============      =========        ==========       ==========

Net income per share                          $       0.41                                        $     0.43
                                              ============                                        ==========
Weighted average
  shares outstanding                                 7,978                                             7,978
                                              ============                                        ==========


MICROS SYSTEMS, INC.
STATEMENT OF OPERATIONS - PROFORMA ADJUSTMENT NOTES


(a) Statements of operations (unaudited) for the twelve months ending June 30, 1995 and three months ending September 30, 1995 of Fidelio have been translated into U.S. dollars using the average exchange rates for the periods of DM .6652 to $1 U.S. and DM .7098 to $1 U.S., respectively. Historical Fidelio amounts include the proforma effects of its acquisitions of Executive Technologies and Nordic Team which occurred in October, 1995 and March, 1995, respectively

(b) Incremental amortization of capitalized software development costs amortized over four years

(c) Amortization of goodwill over nine years (includes amortization of goodwill previously accounted for in equity accounting being eliminated in
(j) below), customer base over seven years and trademark over nine years

(d) Purchased incomplete software technology written off at the time of acquisition is excluded from the proforma condensed statements of operations and reflected as a reduction of retained earnings, net of tax benefit, in the proforma condensed balance sheet

(e) Interest expense on debt in the amount of the purchase price

(f) Eliminate dividends received from Fidelio when it was 15%- owned and accounted for on a cost basis

(g) Eliminate intercompany sales and cost of sales

(h) Eliminate translation gain on cost investment in Fidelio when it was 15%- owned and accounted for on a cost basis

(i) Tax effect of (b) - (h) above

(j) Eliminate equity in Fidelio results recorded when it was 30%-owned